                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------



              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 31, 2002



                                  Provant, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


               Delaware                               000-23989                             04-3395167
               ---------                              ----------                            ----------
    State or other jurisdiction of              Commission File Number           IRS Employer Identification No.
             incorporation

                        67 Batterymarch Street, Suite 500
                                Boston, MA 02110
                                -----------------
                    (Address of principal executive offices)



                                 (617) 261-1600
                                 ---------------
                         (Registrant's telephone number,
                              including area code)

Item 2.  Acquisition or Disposition of Assets.

         On December 31, 2002, Provant, Inc. completed the sale to Novations Group Inc. ("Novations"), a subsidiary of Drake Beam Morin-Japan (DBM-J), of Provant's Performance Solutions, Technology and Development, Vertical Markets and Project Management groups and Learning and Strategic Alliances businesses (the "Businesses"). The Businesses were transferred to Novations by the sale of the stock of Provant Performance Solutions, Inc., Provant Media, Inc. and Provant Canada, Inc. and the sale of tangible and intangible assets principally used in connection with the conduct of the Businesses. The $30 million purchase price consisted of $23.4 million cash, subject to a working capital adjustment, and the assumption by Novations of $6.6 million of Provant's non-bank indebtedness and other acquisition related obligations. The purchase price was determined through arms-length negotiations between Provant and DBM-J. Provant used the cash proceeds less expenses to reduce its bank debt by $21.3 million. As a result of the sale, Provant will record a loss on the disposal of the Businesses of approximately $24 million, which will be included in loss from discontinued operations in the second quarter of fiscal 2003.

         Provant's remaining businesses are its Government and Leadership Consulting groups, consisting principally of Star Mountain and Senn-Delaney Leadership.

         Prior to the transaction, no material relationship existed between Provant (including its affiliates) and DBM-J (including Novations). After the closing until March 31, 2003, Novations and Provant (including its subsidiary, Star Mountain, Inc.) will provide certain transitional services to each other on an as required basis. In connection with the transaction, Flory Hiatrides resigned as an executive officer of Provant but continued her employment as an employee of Provant Performance Solutions, Inc., which was acquired by Novations. Also in connection with the transaction, Novations assumed and paid to EEI Group, Inc., a corporation owned by Ms. Hiatrides, the $3.255 million promissory note made in connection with a prior acquisition that was due and payable in full in accordance with its terms on September 29, 2002. Following the transaction, John H. Zenger, President, Chief Executive Officer and a director of Provant, became a director of and a consultant to Novations.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of business acquired.

         Not applicable.

         (b)  Pro forma financial information.

         The required pro forma financial information is filed as Exhibit A to this report and is incorporated by reference herein.

         (c)  Exhibits.

         The following exhibits are filed herewith:

         2.1 Stock and Asset Purchase Agreement among Provant, Inc., Star Mountain, Inc. and Drake Beam Morin-Japan, Inc. dated as of December 15, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROVANT, INC.


                                   By: /s/ Janet M. Sullivan
                                      ------------------------------------------
                                      Janet M. Sullivan
                                      Vice President and Chief Financial Officer
Date: January 15, 2003

                                                                       Exhibit A

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma condensed financial statements give effect to Provant's sale of stock and assets in the Businesses. The unaudited pro forma condensed balance sheet at September 30, 2002 gives effect to the sale of the Businesses as if it had occurred on September 30, 2002. The unaudited pro forma condensed statements of operations for the three months ended September 30, 2002 and the year ended June 30, 2002 give effect to the sale of the Businesses as if it had occurred on July 1, 2001. The pro forma condensed statement of operations for the three months ended September 30, 2002 is based on Provant's historical results of operations for the three months ended September 30, 2002 (which include the results of operations for the Businesses for the three months ended September 30, 2002). The pro forma condensed statement of operations for the twelve months ended June 30, 2002 is based on Provant's historical results of operations for the twelve months ended June 30, 2002 (which include the results of operations for the Businesses for the twelve months ended June 30, 2002). The following unaudited pro forma financial information, consisting of the pro forma condensed statements of operations and the pro forma condensed balance sheet and the accompanying notes, should be read in conjunction with historical annual and quarterly financial statements and notes of Provant.

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of Provant after the sale of the Businesses, or of the results of operations of Provant that would have actually occurred had the sale of the Businesses been effected as of the dates described above.

                   Unaudited Pro Forma Condensed Balance Sheet
                               September 30, 2002
                                 (In thousands)

                                                                                Pro Forma        Pro Forma
                                                 Provant        Businesses      Adjustments      As Adjusted
                                                 -------        ----------      -----------      -----------
Assets
Cash and cash equivalents                       $     192          205          23,282  (A)      $        596
                                                                               (21,332) (B)
                                                                                (1,751) (C)
Accounts receivable, net                           32,120      (12,859)                                19,261
Costs in excess of billings                         3,637       (2,463)                                 1,174
Prepaids and other current assets                   6,535       (4,860)                                 1,675
                                                ---------      -------         -------           ------------
     Total current assets                          42,484      (19,977)            199                 22,706

Property and equipment, net                         5,577       (3,825)            (16) (D)             1,736
Capitalized product development, net                7,004       (2,916)         (4,079) (D)                 9
Other assets                                          640         (176)                                   464
Goodwill                                           36,075      (29,083)                                 6,992
                                                ---------      -------         -------           ------------
     Total assets                               $  91,780      (55,977)         (3,896)          $     31,907
                                                =========      =======         =======           ============

Liabilities and Stockholders' Equity
Accounts payable                                $   4,842       (1,893)                          $      2,949
Accrued expenses                                    6,218       (2,329)         (1,715) (E)             2,174
Accrued compensation                                5,676       (1,429)                                 4,247
Other current liabilities                           4,800       (2,140)                                 2,660
Current portion of long-term debt                  51,730         (308)        (21,332) (B)            24,435
                                                                                (5,655) (F)
                                                ---------      -------         -------           ------------
    Total current liabilities                      73,266       (8,099)        (28,702)                36,465

Other long-term liabilities                         1,475       (1,475)                                    --
Stockholder's equity (deficit)                     17,039      (46,403)         24,806  (A,C,D        (4,558)
                                                                                         E,F)
                                                ---------      -------         -------           ------------
     Total liabilities and stockholders'
           equity                                $ 91,780      (55,977)         (3,896)          $    31,907
                                                =========      =======         =======           ============

                   Unaudited Pro Forma Statement of Operations
                  For the three months ended September 30, 2002
                       (in thousands, except share data)

                                                                       Pro Forma        Pro Forma
                                               Provant     Businesses  Adjustments      As Adjusted
                                               -------     ----------  -----------      -----------
Total revenue                                 $    38,448    (17,313)               $    21,135
Cost of revenue                                    21,415     (7,692)                    13,723
                                              -----------    -------      ---       -----------

      Gross profit                                 17,033     (9,621)                     7,412
Selling, general and administrative expenses       19,034     (8,984)                    10,050
                                              -----------    -------      ---       -----------

Income (loss) from operations                      (2,001)      (637)                    (2,638)
Other income (expense), net                           (15)         5                        (10)
Interest expense                                   (1,594)        19      881  (G)         (694)
                                              -----------    -------      ---       -----------

      Income (loss) before income taxes            (3,610)      (613)     881            (3,342)
Provision (benefit) for income taxes                  300                                   300
                                              -----------    -------      ---       -----------

      Net loss                                $    (3,910)      (613)     881       $    (3,642)
                                              ===========    =======      ===       ===========

Earnings (loss) per common share:

            Basic and diluted                 $     (0.18)                          $     (0.17)
                                              ===========                           ===========

Weighted average common shares outstanding:

Basic and diluted                              21,500,796                            21,500,796
                                              ===========                           ===========

                   Unaudited Pro Forma Statement of Operations
                        For the year ended June 30, 2002
                        (in thousands, except share data)

                                                                                                       Pro Forma       Pro Forma
                                                                       Provant       Businesses       Adjustments     As Adjusted
                                                                       -------       ----------       -----------     -----------
Total revenue                                                     $   161,156         (77,124)                       $     84,032
Cost of revenue                                                        76,564         (32,362)                             44,202
                                                                  -----------         -------           -----        ------------

      Gross profit                                                     84,592         (44,762)                             39,830
Selling, general and administrative expenses                           83,704         (45,285)                             38,419
Impairment loss                                                         5,609          (4,990)                                619
                                                                  -----------         -------           -----        ------------

Income (loss) from operations                                          (4,721)          5,513                                 792
Other income (expense), net                                                27             (16)                                 11
Interest expense                                                       (4,853)            115           2,136 (G)          (2,602)
                                                                  -----------         -------           -----        ------------

      Income (loss) before income taxes, extraordinary
         items and cumulative effect of a change in
         accounting principle                                          (9,547)          5,612           2,136             (1,799)
Provision (benefit) for income taxes                                   (1,750)                                            (1,750)
                                                                  -----------         -------           -----        ------------

      Income (loss) before extraordinary items and cumulative
         effect of a change in accounting principle               $    (7,797)          5,612           2,136        $       (49)
                                                                  ===========         =======           =====        ============

Earnings (loss) per common share:

      Earnings (loss) before extraordinary items and cumulative
         effect of a change in accounting principle
            Basic and diluted                                     $     (0.36)                                       $      0.00
                                                                  ===========                                        ===========
      Weighted average common shares outstanding:

            Basic and diluted                                      21,530,449                                         21,530,449
                                                                  ===========                                        ===========

         NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

Pro Forma Adjustments and Assumptions:

         The pro forma information herein gives effect to the following divestiture:

         On December 31, 2002, Provant, Inc. completed the sale to Novations Group Inc. ("Novations"), a subsidiary of Drake Beam Morin-Japan (DBM-J), of Provant's Performance Solutions, Technology and Development, Vertical Markets and Project Management groups and Learning and Strategic Alliances businesses (the "Businesses"). The Businesses were transferred to Novations by the sale of the stock of Provant Performance Solutions, Inc., Provant Media, Inc. and Provant Canada, Inc. and the sale of tangible and intangible assets principally used in connection with the conduct of the Businesses. The $30 million purchase price consisted of $23.4 million cash, subject to a working capital adjustment, and the assumption by Novations of $6.6 million of Provant's non-bank indebtedness and other acquisition related obligations. The purchase price was determined through arms-length negotiations between Provant and DBM-J. Provant used the cash proceeds less expenses to reduce its bank debt by $21.3 million. As a result of the sale, Provant will record a loss on the disposal of the Businesses of approximately $24 million, which will be included in loss from discontinued operations in the second quarter of fiscal 2003.

         Provant's remaining businesses are its Government and Leadership Consulting groups, consisting principally of Star Mountain and Senn-Delaney Leadership.

         (A) The pro forma adjustment represents the net cash received from the sale of the Businesses.

         (B) The pro forma adjustment represents the paydown on the line of credit.

         (C) The pro forma adjustment represents the payment of expenses associated with the sale of the Businesses, including insurance.

         (D) The pro forma adjustment represents the sale of certain corporate assets to DBM-J.

         (E) The pro forma adjustment represents the write off of purchase accounting reserves associated with the Businesses.

         (F) The pro forma adjustment represents the assumption of debt by DBM-J.

         (G) The pro forma adjustment represents the reduction of interest expense due to the assumption of certain debt by DBM-J and the paydown of the line of credit.